                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

          ------------------------------------------------------------

                               CONOLOG CORPORATION

          ------------------------------------------------------------

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount Previously Paid:

         (2)   Form, Schedule or Registration Statement No.:

         (3)   Filing Party:

         (4)   Date Filed:

                               CONOLOG CORPORATION
                                 5 COLUMBIA ROAD
                          SOMERVILLE, NEW JERSEY 08876

          ------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 13, 2004

          ------------------------------------------------------------




To the Shareholders of
CONOLOG CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CONOLOG CORPORATION (the "Company"), a Delaware corporation, will be held at the offices of Milberg Weiss Bershad & Schulman LLP, One Pennsylvania Plaza, New York, New York 10119, on Tuesday, July 13, 2004, at 4:30 p.m., New York time, for the following purposes:

         1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

         2. To approve the potential issuance to Laurus Master Fund, Ltd. of shares of common stock of the Company issuable upon:

           o  conversion of a $1,200,000 4% Secured Convertible Term Note;

           o  exercise of common stock purchase warrant.

         3. To consider and act upon a proposal to approve the selection of Rosenberg Rich Baker Berman & Company as the Company's independent auditors for the 2004 fiscal year; and

         4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on June 7, 2004 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.


                                       By Order of the Board of Directors.

                                       ROBERT S. BENOU
                                       Chairman, Chief Executive Officer and
                                       Chief Financial Officer

Somerville, New Jersey
June 21, 2004

          ------------------------------------------------------------

                                    IMPORTANT
          IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED
            THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE
            ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED
                SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE
                         IF MAILED IN THE UNITED STATES

          ------------------------------------------------------------

                               CONOLOG CORPORATION
                                 5 COLUMBIA ROAD
                          SOMERVILLE, NEW JERSEY 08876

          ------------------------------------------------------------

                          P R O X Y   S T A T E M E N T

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 13, 2004

          ------------------------------------------------------------

                                                                   June 21, 2004

         The enclosed proxy is solicited by the Board of Directors of Conolog Corporation (the "Company"), a Delaware corporation in connection with the Annual Meeting of Shareholders to be held at the offices of Milberg Weiss Bershad & Schulman LLP, One Pennsylvania Plaza, New York, New York 10119 on Tuesday, July 13, 2004, at 4:30 p.m., New York time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the person named in the proxy to vote the proxies:

         1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

         2. To approve the potential issuance to Laurus Master Fund, Ltd. of shares of common stock of the Company issuable upon:

           o  conversion of a $1,200,000 4% Secured Convertible Term Note;

           o  exercise of common stock purchase warrant.

         3. To consider and act upon a proposal to approve the selection of Rosenberg Rich Baker Berman & Company as the Company's independent auditors for the 2004 fiscal year; and

         4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The record date with respect to this solicitation is the close of business on June 7, 2004 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 5 Columbia Road, Somerville, New Jersey 08876, and its telephone number is
(908) 722-8081. The shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. This proxy statement and the accompanying proxy were mailed to you on or about June 21, 2004.

                    OUTSTANDING SHARES; QUORUM; REQUIRED VOTE

         The number of outstanding shares entitled to vote at the meeting is 2,300,313 common shares, par value $.01 per share, not including 220 common shares held in treasury. Each common share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting:

         o  directors shall be elected by a plurality of the votes cast;

         o the affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required for:

            o the approval of the potential issuance to Laurus Master Fund, Ltd. of shares of common stock of the Company issuable upon:

               o  conversion of a $1,200,000 4% Secured Convertible Term Note;

               o  exercise of common stock purchase warrant.

         o the approval of Rosenberg, Rich, Baker, Berman & Company, as the Company's auditors for the 2004 fiscal year.

         Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker nonvotes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker nonvotes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

         For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast "for" or "against" are included. However, if a proxy is signed but no specification is given, the shares will be voted "FOR" Proposals 1, 2 and 3 (to elect the Board's nominees to the Board of Directors, to approve the potential issuance of shares of common stock to Laurus Master Fund Ltd. and to approve to ratify the selections of the Company's independent auditors).

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The persons named in the accompanying proxy will vote for the election of the following five persons as directors, all of whom are currently members of the Board, to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominees named below. All five nominees have consented to serve as directors if elected.

                  Name                     Age           Position with the Company                 Director Since
Robert S. Benou ......................     68       Chairman, Chief Executive Officer,                  1968
                                                    Chief Financial Officer and Director

Marc R. Benou  .......................     36       President, Chief Operating Officer,                 1995
                                                    Secretary and Director

Louis S. Massad ......................     65       Director                                            1995

Edward J. Rielly .....................     36       Director                                            1998

Graham Bruce Edwards .................     58       Director                                            2003


         Robert S. Benou has been the Company's Chairman and Chief Executive Officer since May 1, 2001. From 1968 until May 1, 2001, he served as the Company's President. Mr. Benou is also the Company's Chief Financial Officer. Mr. Benou is responsible for new product development and supervision of sales and marketing. Since June, 2001, Mr. Benou has served as a member of the board of Security Solutions, Inc., a publicly held company that is a single-source/turn-key provider of technology-based security solutions for medium and large companies and government agencies. Since December 2003, Mr. Benou has served as a member of the board of directors of eXegenics, Inc., a publicly held company. Mr. Benou is a graduate of Victoria College and holds a BS degree from Kingston College, England and a BSEE from Newark College of Engineering, in addition to industrial management courses at Newark College of Engineering. Robert S. Benou is the father of Marc R. Benou.

         Marc R. Benou has been the Company's President and Chief Operating Officer since May 1, 2001. Mr. Benou is also the Company's Secretary. Mr. Benou joined the Company in 1991 and is responsible for material purchasing and inventory control. From March 1995 until May 1, 2001, he served as Vice President. Mr. Benou has been on the company's Board and has served as the Company's assistant secretary since March 1995. Mr. Benou attended Lehigh and High Point University and holds a BS degree in Business Administration and Management. Marc R. Benou is the son of Robert S. Benou, the Company's Chairman and Chief Executive Officer.

         Louis S. Massad has been a Director of the Company since April 1995. From 2000 until 2003 Mr. Massad was the Chief Financial Officer and a Director of Diversified Security Solutions, Inc. From 1997 to 2000, Mr. Massad was a consultant to Diversified Security Solutions, Inc. From 1986 to 1997, Mr. Massad was a Vice President, Chief Financial Officer and Director of Computer Power Inc. Mr. Massad holds a BS and MS degree from Cairo University (Egypt) and an MBA from Long Island University, New York.

         Edward J. Rielly has been a Director of the Company since January 1998. Mr. Rielly is a Senior Application Developer with Household International, a financial corporation. From

March 2000 to November, 2001, Mr. Rielly was a Senior Consultant with Esavio Corporation. From February 1998 to February 2000, Mr. Rielly was an Application Developer with Chubb Corporation. From 1993 to 1998, Mr. Rielly was an Application Developer with the United States Golf Association. Mr. Rielly is a graduate of Lehigh University and holds a BS in Computer Science.

         Graham Bruce Edwards has been a Director of the Company since June 2003. Mr. Edwards has been the Director of Environmental Services for the Middlesex County Improvement Authority, since August 1, 2002. From 1996 to 2002, Mr. Edwards was the Northeast Regional Account/Training Manager with Healthcare Services Group, Inc. Mr. Edwards is a graduate of Valley Forge Military Academy where he earned an AA degree with an Accounting Major. Mr. Edwards served in the military and for eighteen months was on active duty with the 101st Airborne Division in Vietnam. Mr. Edwards holds a BS degree in Business Administration, Management and Economics.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended July 31, 2003, the Board of Directors held ten meetings. All of the directors attended all of the meetings of the Board of Directors, except that Mr. Havasy did not attend one meeting and due to health reasons, Mr. Havasy has resigned from our Board.

         The Company has Board of Directors and an Audit Committee, which consists of Messrs. Louis S. Massad, Graham Bruce Edwards and Edward J. Reilly. The Company's Board of Directors has adopted a written charter for the Audit Committee (attached hereto as Appendix A). The Audit Committee has the obligations specified in the Audit Committee charter. The Audit Committee met five times during the fiscal year ended July 31, 2003. The Board of Directors believes that Messrs. Massad, Edwards and Reilly are independent as defined in Nasdaq Rule 4200. The Company does not have a standing compensation committee. The full Board made all decisions concerning executive compensation during the fiscal year ended July 31, 2003. Mr. Louis Massad is an "Audit Committee Financial Expert" and is an independent member of the Board, as "independence" is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, as applicable.

         We have a Nominating Committee. Our Nominating Committee was formed in June, 2004 and is comprised of Louis Massad and Edward Rielly. The Nominating Committee does not yet have a charter. The Nominating Committee is responsible for (i) reviewing the appropriate size, function and needs of the Board of Directors, (ii) developing the Board's policy regarding tenure and retirement of directors, (iii) establishing criteria for evaluating and selecting new members of the Board, subject to Board approval thereof, and (iv) identifying and recommending to the Board for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the Committee and the Board. The Committee has not yet adopted a policy regarding the consideration of director candidates recommended by security holders. The Committee expects to adopt such a policy prior to the 2005 Annual Meeting of Stockholders. Except as may be required by rules promulgated by NASDAQ or the SEC, currently there are no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there any specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.

                          REPORT OF THE AUDIT COMMITTEE

         The following shall not be deemed to be "soliciting material" or to be "filed" with the Commission nor shall such information be incorporated by reference into any future filing of the Company under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

         The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.

         The Audit Committee discussed with the Company's independent auditors those matters required to be discussed by Statement on Accounting Standards No. 61, as amended. The Audit Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, as amended, "Independence Discussions with Audit Committees" and has discussed with the Company's independent accountant the independent accountant's independence.

         The Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended July 31, 2003.

              Audit Committee:
                       Graham Bruce Edwards
                       Louis S. Massad
                       Edward J. Rielly

                        COMMUNICATING WITH OUR DIRECTORS

         We have adopted a policy regarding shareholder communications with directors. Pursuant to that policy, shareholders who wish to communicate with the Board of Directors or with specified members of the Board of Directors should do so by sending any communication to Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876; Attention: Secretary.

         Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board of Directors or to any individual member or members of the Board of Directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

                               EXECUTIVE OFFICERS

         The executive officers of the Company are Robert S. Benou, Chairman, Chief Executive Officer and Chief Financial Officer, and Marc R. Benou, President, Chief Operating Officer, Secretary and Treasurer, information as to each of whom is set forth above, and Thomas R. Fogg, Vice President - Engineering. Mr. Fogg joined the Company in 1976 as Chief Engineer responsible for analog and guidance projects. Since 1986, when he became Vice President-Engineering, he has led the design team in the development of the Company's commercial products. Mr. Fogg holds a BSEE degree from Lafayette College and a MSEE degree from Rutgers University. Mr. Fogg is a fellow of the Institute of Electrical and Electronic Engineers and has published articles on delay equalization and the use of crystal resonators.

         The Company has no "significant" employees other than its executive officers. There are no arrangements or understandings pursuant to which either the directors or officers were selected as such.

                             EXECUTIVE COMPENSATION

         The following table sets forth compensation paid to executive officers whose compensation was in excess of $100,000 for any of the three fiscal years ended July 31, 2003, 2002 and 2001. No other executive officers received total salary and bonus compensation in excess of $100,000 during any of these fiscal years. The common stock amounts and prices stated in the following table have not been adjusted to reflect the Reverse Split of the Company's common stock.

Summary Compensation Table


    ------------------------------------------------------------------------------------------------------
                            Annual Compensation                                  Long Term Compensation
    ------------------------------------------------------------------------------------------------------

                                                                                         Awards
                                                                              ----------------------------
                                                                              Restricted      Securities
                             Fiscal                             Other            Stock        Underlying
    Name and Principal        Year    Salary*    Bonus      Compensation        Award(s)     Options/SARs
         Position             End       ($)       ($)            ($)              ($)             (#)
    ------------------------------------------------------------------------------------------------------
    Robert Benou,             2003    310,000                                      -0-           40,000
    Chairman, Chief           2002    250,000                                    63,000
    Executive Officer and     2001    230,000                                   125,040
    Director

    ------------------------------------------------------------------------------------------------------
    Marc Benou, President,    2003     98,000                                      -0-           45,000
    President, Chief          2002     92,000                                    50,400
    Operating Officer,        2001     80,000                                    31,260
    Secretary and
    Director
    ------------------------------------------------------------------------------------------------------

     * As of July 31, 2003, Mr. Robert Benou has deferred the receipt of $216,916 of his salary. Mr. Marc Benou is waiving his prior two salary increases until the Company becomes profitable, at which point his compensation will be adjusted accordingly according to his employment agreement. As of July 31, 2003, Mr. Marc Benou deferred the receipt of $22,836 in salary.

         The options granted during the fiscal year ended July 31, 2001 were granted under the 2000/2001 Stock Option Plan, were exercisable at $1.60 per share and have all been exercised.

                              EMPLOYMENT AGREEMENTS

         The Company entered into a five-year employment agreement, which commenced on June 1, 1997 with Robert Benou, which pursuant to its terms automatically renews on a year-to-year basis unless Mr. Benou or the Company gives the other notice of termination at least 90 days prior to May 31st. As of June, 2003, Mr. Benou's annual base salary is $290,000. Under his employment agreement Mr. Benou is entitled to a $20,000 increase in his salary each June that the agreement is in effect. In addition, Mr. Benou is entitled to an annual bonus equal to 6% of the Company's annual "income before income tax provision," as stated in its annual Form 10-KSB. The employment agreement also entitles Mr. Benou to the use of an automobile and to employee benefit plans, such as life, health, pension, profit sharing and other plans. Under the employment agreement, Mr. Benou's employment terminates upon his death or disability, and he may be terminated by the Company for cause.

         The Company entered into a five-year employment agreement, which commenced on June 1, 1997 with Marc R. Benou, which pursuant to its terms automatically renews on a year-to-year basis unless Mr. Benou or the Company gives the other notice of termination at least 90 days prior to May 31st. As of June 2003, Mr. Benou's annual salary is $80,000. Under his employment agreement, Mr. Benou is entitled to a $6,000 increase in his salary each June that the agreement is in effect. Mr. Benou is entitled to an annual bonus equal to 3% of the Company's annual "income before income tax provision," as stated in its annual Form 10-KSB. Mr. Benou's employment agreement also entitles him to the use of an automobile and to employee benefit plans, such as life, health, pension, profit sharing and other plans. Under the employment agreement, Mr. Benou's employment terminates upon his death or disability, and he may be terminated by the Company for cause.

                            COMPENSATION OF DIRECTORS

         No director of the Company receives any cash compensation for his services as such. Currently, the Company has three directors who are not employees, Messrs. Graham Bruce Edwards, Louis Massad and Edward Rielly.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The full board of directors made all decisions concerning executive compensation during the fiscal year ended July 31, 2003. Other than Mr. Robert Benou, who is a member of the Board of Directors of Diversified Security Solutions, Inc. and eXegenics, Inc., no executive officer of the Company served as a member of the Board of Directors of another entity during the fiscal year ended July 31, 2003.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act, requires our directors and officers, and persons who own more than 10% of our Common Stock, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities. Our officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

         To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended July 31, 2003, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that, as a result of inadvertent oversight, Mr. Graham Bruce Edwards' Initial Statement of Beneficial Ownership on Form 3 was not timely filed. Mr. Edwards has since filed this Initial Statement of Beneficial Ownership.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of June 7, 2004, certain information concerning stock ownership of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding common shares of the Company, (ii) each of the Company's directors and (iii) all current directors and officers of the Company as a group. Except as otherwise indicated, all such persons have both sole voting and investment power over the shares shown as being beneficially owned by them.

         The address for each of the named individuals is c/o Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876.

         Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

                                                                 Amount and Nature of
                    Name and Title of Beneficial                  Beneficial Ownership
                         Ownership of Class                            of Class             Percent
                         ------------------                            --------             -------
         Robert S. Benou, Chairman, Chief
         Executive Officer and Director                                 250,000              10.87%
         Marc R. Benou, President, Chief
         Operating Officer, Assistant Secretary
         and Director                                                   223,786               9.73%
         Thomas Fogg, Vice President - Engineering                       20,000               *
         Louis Massad, Director                                          11,500               *
         Edward J. Rielly, Director                                       5,000               *
         Graham Edwards, Director                                         5,000               *
         All Officers and Directors as a Group (6
         Persons)                                                       515,286               22.4%


         * Less than 1%.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Robert Benou, our Chairman, Chief Executive Officer and Chief Financial Officer has made a series of non-recourse loans to the Company totaling $180,427. The Company repaid $56,499 of the total balance during the fiscal year ended July 31, 2003. Of the remaining amount $91,000 has been forgiven, leaving a balance of $32,928 for the fiscal year ended July 31, 2003. Each loan bears an interest rate of 4.00% and must be paid by the Company one year from the date the loan is made.

                                 PROPOSAL NO. 2
                                     LAURUS

APPROVAL OF THE POTENTIAL ISSUANCE TO LAURUS MASTER FUND, LTD. OF THE SHARES OF COMMON STOCK UNDERLYING THE 4% SECURED CONVERTIBLE TERM NOTE AND COMMON STOCK PURCHASE WARRANTS, WHICH WILL RESULT IN THE POTENTIAL ISSUANCE OF SHARES REPRESENTING 20% OR MORE OF THE

TOTAL NUMBER OF SHARES OF COMMON STOCK
OUTSTANDING BEFORE SUCH ISSUANCE.

         Rule 4350(i) of the National Association of Securities Dealers, Inc. (the "NASD") requires shareholder approval of a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance, for less than the greater of book or market value of the stock. If, however, shareholder approval is not obtained, the issuer would not be permitted to issue any shares above the 20% threshold. The following disclosure outlines the material provisions of the various securities being issued.

The Financing

         The Company received an aggregate amount of $1,128,000 in proceeds as described below.

         On April 26, 2004, the Company entered into a Securities Purchase Agreement with Laurus Master Fund, Ltd. (the "Laurus"), under which the Company issued and sold to Laurus in a private placement (i) a $1,200,000 principal amount 4% Secured Convertible Term Note due April 26, 2007 (the "Term Note"),
(ii) a warrant to purchase 270,000 shares of common stock; 90,000 warrants are at a price equal to $1.325, 90,000 warrants are at a price equal to $1.590 and 90,000 warrants are at a price equal to $1.855, and all of which are exercisable until April 26, 2011 (the "Term Note Warrants").

         The Company has used the proceeds from the financing as follows:

                  $199,710 was used to pay off a bank loan.

                  The balance is being used for working capital.

         The issuance of Term Note and the Term Note Warrants to Laurus is referred to herein as the "Financing."

The Term Note

         The principal amount of the Term Note is repayable at the rate of $50,000 per month, commencing on May 1, 2005 and may be paid, at Laurus' option
(i) in cash; or (ii) shares of the Company's common stock. Laurus shall elect to, subject to volume limitations, convert all or a portion of the monthly amount due on the Note if the Closing Price of the Company's common stock as reported by Bloomberg, L.P. for the five trading preceding such repayment date was greater than $1.17.

         If paid in shares of common stock the number of shares to be issued shall equal the total amount due, divided by $1.06. The 4% Interest on the Term
Note is payable monthly in arrears commencing May 1, 2004. The Interest on the Term Note will be adjusted: if (i) the Company shall have registered the shares of the Company's common stock underlying the conversion of the Term Note and Term Note Warrant issued to Holder on a registration statement declared effective by the SEC, and (ii) the volume weighted average price of the Common Stock for the five trading days immediately preceding a determination date (as this term is defined in the Term Note) exceeds the then applicable fixed conversion price, the interest rate for the succeeding calendar month shall be decreased by fifty basis points (0.50%) for each incremental twenty-five percent (25%) increase above the fixed conversion price.

         If an effective registration statement covering the securities underlying the Term Note and the Term Note Warrant and the Company is not in default in its obligations under the Term Note and if the average closing price of the common stock for 30 consecutive trading days is greater than $1.17 (110% of the fixed conversion price), Laurus at its sole option may require that the holder convert into common stock an amount of principal, accrued interest and fees due under the Term Note equal to a maximum of 10% of the aggregate dollar trading volume of the common stock for such ten consecutive trading days.
The Term Note may be redeemed by the Company in cash by paying the holder
125% of the principal amount, plus accrued interest.

         If an Event of Default (as defined below) occurs and is continuing the holder may make all sums of principal, interest and other fees payable. In the event of such an acceleration, the amount due and owing to the holder shall be 125% of the outstanding principal amount of the Term Note (plus accrued and unpaid interest and fees, if any). The occurrence of any of the following events is an "Event of Default":

         o  Failure to Pay Principal, Interest or other Fees.

         o Breach of Covenant. The Company breaches any material covenant in the Term Note and such breach continues for 30 days.

         o Breach of Representations and Warranties. Any material representation or warranty is materially false and not cured for thirty days.

         o Receiver or Trustee. The Company makes an assignment for the benefit of creditors.

         o  Judgments. Any money judgment in excess of $250.000.

         o  Bankruptcy.

         o Stop Trade. An SEC stop trade or principal market suspension for five consecutive days or five days during a period of 10 consecutive days.

         o  Failure to deliver Common Stock or Replacement Note.

         The conversion price of the Term Note and the exercise price of the Warrants are subject to customary anti-dilution rights. In addition, if the Company issues common stock at a price less than $1.06, other than as provided in the Term Note, then the conversion price of the Term

Note and the exercise price of the warrants shall be reduced to such lower price, except for shares pursuant to options, warrants or other obligation to issue shares outstanding on April 25, 2004 (and disclosed to Laurus); pursuant to options that may be issued under any employee incentive stock options and/or any qualified stock option plan or as part of any incentive bonus or compensation plan adopted by the Company or to the Company's employees or consultants and suppliers in the ordinary course of business, provided that such issuances do not exceed 250,000 shares in any calendar year and are restricted shares.

         In addition, the Company has granted a security interest to Laurus in all of its assets (and that of its subsidiary) until the Term Note obligations are satisfied.

Other Terms

         Laurus is not permitted to convert and/or exercise the Term Note and Term Note Warrants into shares of common stock if such conversion/and or exercise would give Laurus beneficial ownership of more than 4.99% of the outstanding shares of common stock of the Company. This limitation may be waived upon 75 days notice by Laurus or upon an Event of Default. Although Laurus may not hold more than 4.99% at any one time, the Company intends to register all of the common stock underlying the above-referenced securities because Laurus can hold and sell as many times as it wants without reaching this limitation. In addition, the company is prohibited from issuing more than 19.9% of its common stock unless shareholder approval is obtained.

         Laurus has registration rights for the common stock underlying the above-referenced securities. The Company is required to file a registration statement to register the underlying stock for the above-referenced securities within 60 days of April 26, 2004 and to use its best efforts to go effective within 120 days of such date.

         The Company has filed all of the above-referenced documents as Exhibits to its 8-K filed on June 10, 2004.

         Laurus and its affiliates and investment partners will not and will not cause any person or entity to engage in "short sales" of the Company's common stock or any other hedging strategies as long as the Term Note shall be outstanding.

Possible Issuance of More than 20%

         The total number of shares of common stock that may be issued by the Company in connection with the Financing is dependent upon, among other things, whether the Term Note is converted or the Term Note Warrant is exercised, whether the principal and/or interest or dividends on the securities is paid in cash or common stock and the market price of the common stock used in calculating any such payments, and whether or not the antidilution adjustment provisions of such securities come into effect. Based on a current conversion price of $1.06 for the Term Note, we would be required to issue approximately 1,132,076 shares of common stock. Upon the exercise of the Term Note Warrant, the Company would be required to issue 270,000 shares of its common stock. Pursuant to the Purchase Agreement, the Company agreed to seek by August 5, 2004 stockholder approval of the possible issuance to Laurus or their transferees of shares in excess of the Nasdaq 20% share limitation.

         THE ISSUANCE OF SHARES UPON CONVERSION OF OUR CONVERTIBLE SECURITIES AND EXERCISE OF RELATED OUTSTANDING WARRANTS MAY CAUSE IMMEDIATE AND SUBSTANTIAL DILUTION TO OUR EXISTING STOCKHOLDERS.

         If this proposal is approved then an aggregate total of 1,497,076 shares of common stock may be issuable. This includes payment of the Term Note interest in shares of our common stock and would represent approximately 65% of our shares outstanding. The issuance of shares upon conversion of these convertible securities and exercise of warrants may result in substantial dilution to the interests of other stockholders.

Board Recommendations; Reasons

         The Board of Directors believes that it is in the Company's best interest for Laurus to be able to convert its Term Note and exercise its Term Note Warrant and for the Company to be able to pay principal and interest/dividends in common stock for an aggregate amount of common stock that may exceed the Rule 4350(i) NASD 20% share limitation. Approval of this Proposal by the shareholders would satisfy the shareholder approval requirements of Rule 4350(i) NASD.

         If shareholder approval is not obtained and the rule 4350(i) NASD 20% shares limitation was reached, the company would be forced to pay principal and interest in cash. If the Company is forced to pay principal and interest/or dividend in cash rather than common stock, the amount of cash available to fund its operations would be reduced. In addition, if shareholder approval is not obtained, Laurus would be prohibited from converting or exercising their securities if in doing so exceeded the 20% limitation, it is likely that the value of the securities would be reduced. Any reduction in the value of the Company's securities may make it more difficult to raise any additional financing in the future.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVING THE POSSIBLE ISSUANCE OF MORE THAN 20% OF THE COMPANY'S COMMON STOCK IN CONNECTION WITH THE FINANCING.


                      RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors recommends the selection of Rosenberg Rich Baker Berman & Company as independent auditors to examine the Company's financial statements for the fiscal year ending July 31, 2004. Representatives of Rosenberg Rich Baker Berman & Company are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees

         The aggregate fees for professional services rendered by Rosenberg Rich Baker Berman & Company for the audit of our annual financial statements and for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB in 2003 and 2002 were $23,000 and $23,000 respectively.

All Other Fees

         There were no other fees paid during 2003 and 2002.

         The Audit Committee pre-approves all audit services and all non-audit services to be provided by our independent accountants that are permitted under applicable law and regulation, and all corresponding fees and terms, in accordance with procedures established by the Audit Committee in respect of such approvals, subject to the de minimus exception for non-audit services permitted by SEC rules and regulations. For fiscal years 2003 and 2002, none of the fees listed above were covered by the de minimus exception.

                                   FORM 10-KSB

         The Company is providing without charge to each person solicited by this proxy statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2003 including the financial statements and financial statement schedules required to be filed with the Securities and Exchange Commission for the Company's most recent fiscal year.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

                              SHAREHOLDER PROPOSALS

         Proposals by any shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in material relating to such meeting not later than February 14, 2005.

                                    EXPENSES

         All expenses in connection with solicitation of proxies will be borne by the Company. Officers and regular employees of the Company may solicit proxies by personal interview and telephone, telegraph, mail, or facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in doing so.

                       By Order of the Board of Directors,
                               /s/ Robert S. Benou
                                 Robert S. Benou
                       Chairman & Chief Executive Officer

APPENDIX A

                   ------------------------------------------

                               CONOLOG CORPORATION
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER
                   ------------------------------------------

I. PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting process generally. Consistent with this function, the Audit Committee should encourage continuous improvement of and foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         2. Review and appraise the audit efforts of the Corporation's independent accountants.

         3. Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, a majority of whom shall be independent directors. An independent director means a person other than an officer or other employee of the Company or any of its subsidiaries or any other individual having a relationship which, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. A director shall not be considered independent if, among other things, he or she has:

         o been employed by the Corporation or its affiliates in the current or past three years;

                                  Appendix - 1

         o accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

         o an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

         o been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

         o been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

         All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

         The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section IV.3 below.

IV.      RESPONSIBILITIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

         1. Review and update this Charter periodically, at least annually, as conditions dictate.



                                  Appendix - 2

         2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         3. Review with financial management and the independent accountants the 10-QSB prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

         4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

         5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Process

         7. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting process, both internal and external.

         8. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied to its financial reporting.

         9. Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practice as suggested by the independent accountants or management.

Process Improvement

         10. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

         11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.



                                  Appendix - 3

         12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

         13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

         14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Ethical Code.

         15. Review managements' monitoring of the Corporation's compliance with the Corporation's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

         16. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

         17. Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

         18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or Board deems necessary or appropriate.



                                  Appendix - 4

                                                                      Appendix 1


                               CONOLOG CORPORATION

                 -----------------------------------------------

                                      PROXY

                 -----------------------------------------------
                 ANNUAL MEETING OF SHAREHOLDERS - JULY 13, 2004.

         The undersigned shareholder of Conolog Corporation (the "Company") hereby appoints Robert S. Benou the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on June 7, 2004 at the Annual Meeting of Shareholders of the Company to be held at the offices of Milberg Weiss Bershad & Schulman LLP, One Pennsylvania Plaza, New York, New York 10119 at 4:30 p.m., local time, on the 13th day of July, 2004, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

         (Please fill in the reverse side and return promptly in the enclosed envelope.)

Please mark boxes [*] or [X] in blue or black ink.


1.       Election of Directors.
                                                WITHHOLD
                                    FOR         AUTHORITY
                                    [ ]            [ ]

         (To withhold authority to vote for an individual nominee, strike through the nominee's name below)

                   Robert S. Benou
                   Louis S. Massad
                   Marc R. Benou
                   Edward J. Rielly
                   Graham Bruce Edwards

2. Proposal to approve the possible issuance of the Company's common stock in connection with a private placement to Laurus Master Fund Ltd. in an amount equal to more than 20% of the Company's shares outstanding immediately prior to the private placement.

         For [ ]                    Against [ ]                      Abstain [ ]

3. Proposal to approve the selection of Rosenberg Rich Baker Berman & Company as the Company's independent auditors for the fiscal year ending July 31, 2004.

         For [ ]                    Against [ ]                      Abstain [ ]

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         For [ ]                    Against [ ]                      Abstain [ ]


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR PROPOSALS 2 AND 3.


[Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.]

SIGNATURE(S) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated ________, 2004



                                                     ---------------------------
                                                     Signature


                                                     ---------------------------
                                                     Print Name


                                                     ---------------------------
                                                     Signature


                                                     ---------------------------
                                                     Print Name


                                     - ii -